UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 24, 2023

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

On April 24, 2023, Calyxt, Inc. (“Calyxt” or the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) in order to effect the previously announced one-for-ten reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Reverse Stock Split has no effect on the number of shares of Common Stock authorized for issuance or on the par value of the Company’s Common Stock. The Certificate of Amendment became effective at 4:30 p.m. Eastern time on April 24, 2023. The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Common Stock will begin trading on a split-adjusted basis when the Nasdaq Capital Market opens on April 25, 2023 under the symbol “CLXT” with a new CUSIP number (13173L206).

Item 8.01.	Other Events.

In connection with the Reverse Stock Split, the number of shares registered on applicable registration statements on Form S-3 (File Nos. 333-266302 and 333-267499), Form S-4 (File No. 333-269764) and Form S-8 (File Nos. 333-219382, 333-231336, 333-257972 and 333-270245) filed with the Securities and Exchange Commission have been proportionately reduced. Additionally, as a result of the Reverse Stock Split, the Company made anti-dilution adjustments to (i) the Calyxt, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”), (ii) the Calyxt, Inc. Equity Incentive Plan (the “2014 Plan”) and (iii) the Calyxt, Inc. 2021 Employee Inducement Incentive Plan (the “Inducement Plan” and, together, with the 2017 Plan and the 2014 Plan, the “Plans”). The Company also made adjustments to the outstanding awards issued under the Plans in accordance with the respective terms of the Plans.

On April 24, 2023, Calyxt released a press release announcing the Reverse Stock Split, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Calyxt, Inc., dated April 24, 2023

99.1	Press Release, dated April 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Calyxt, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2023

CALYXT, INC.

By:	/s/ Michael A. Carr
Name:	Michael A. Carr
Title:	President and Chief Executive Officer